Note 2: Significant Accounting Policies: G. Earnings (Loss) Per Share ("EPS") (Policies)	12 Months Ended
Dec. 31, 2015
Policies
G. Earnings (Loss) Per Share ("EPS")

G.  Earnings (Loss) Per Share (“EPS”)

FASB ASC 260, Earnings Per Share provides for calculation of "basic" and "diluted" earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share. Basic and diluted losses per share were the same, at the reporting dates, as there were no dilutive common stock equivalents outstanding.